VESSELS UNDER CAPITAL LEASES, NET	12 Months Ended
Dec. 31, 2011
VESSELS UNDER CAPITAL LEASES, NET [Abstract]
VESSELS UNDER CAPITAL LEASES, NET
14. VESSELS UNDER CAPITAL LEASES, NET

(in thousands of $)	2011	2010
Cost	447,360	447,517
Accumulated depreciation	(76,187)	(63,822)
Net book value	371,173	383,695

As of December 31, 2011 and 2010 the Partnership operated two vessels under capital leases. These leases are in respect of a refinancing transaction undertaken during 2003 and a lease financing transaction during 2004 as described in note 21.

Drydocking costs of $6.7 million are included in the cost amounts above as of December 31, 2011 and 2010. Accumulated amortization of those costs at December 31, 2011 and 2010 was $4.3 million and $3.1 million, respectively.

Depreciation and amortization expense for vessels under capital leases for the years ended December 31, 2011, 2010 and 2009 was $12.4 million, $11.7 million and $17.4 million, respectively.